LB-UBS COMMERCIAL MORTGAGE
TRUST 2005-C2

COMMERCIAL MORTGAGE PASS-THROUGH
CERTIFICATES, SERIES 2005-C2

INITIAL MORTGAGE POOL BALANCE

APPROXIMATELY $1.99 BILLION

March 31, 2005

Confidential

THE INFORMATION CONTAINED HEREIN (THIS “INFORMATION”) DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO
BUY ANY OF THE SECURITIES REFERRED TO HEREIN.  OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS
INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY THE FINAL PROSPECTUS SUPPLEMENT
AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM, INCLUDING ANY RISK
FACTORS CONTAINED IN ANY SUCH DOCUMENTS (COLLECTIVELY, THE “OFFERING DOCUMENT”).  THIS INFORMATION DOES NOT PURPORT TO BE
COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE
SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS, RISK FACTORS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING
DOCUMENT.  INFORMATION HEREIN REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE
ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR
RESPECTIVE AFFILIATES.  THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE
ISSUER.  THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE
RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER
MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF
THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE
INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE
PAYMENTS OR YIELD ON THE SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED.  THIS INFORMATION MAY NOT BE DELIVERED BY
YOU TO ANY OTHER PERSON WITHOUT THE UNDERWRITERS’ PRIOR WRITTEN CONSENT.  THE UNDERWRITERS MAY FROM TIME TO TIME PERFORM
INVESTMENT BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY NAMED IN THE INFORMATION HEREIN.  THE
UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED
HEREIN.  THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR VERSIONS HEREOF OR OTHER RELATED TERM SHEETS AND WILL BE
DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.  THIS MATERIAL IS CONFIDENTIAL AND
MUST NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES WITHOUT THE UNDERWRITERS’ PRIOR WRITTEN CONSENT.  IN FURNISHING THIS
INFORMATION, THE UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE THE RECIPIENT WITH ACCESS TO ANY ADDITIONAL INFORMATION
OR TO UPDATE THE INFORMATION OR TO CORRECT ANY INACCURACIES THEREIN WHICH MAY BECOME APPARENT.

THE SECURITIES TO WHICH THESE MATERIALS RELATE (THE “SUBJECT SECURITIES”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES AND EXCHANGE
ACT OF KOREA AND NONE OF THE SUBJECT SECURITIES MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF KOREA OR TO ANY
PERSONS FOR THE REOFFERING OR RESALE, DIRECTLY OR INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF KOREA, EXCEPT PURSUANT TO APPLICABLE LAWS AND
REGULATIONS OF KOREA.  NONE OF LEHMAN BROTHERS INC. OR UBS SECURITIES LLC OR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION WITH
RESPECT TO THE ELIGIBILITY OF ANY RECIPIENTS OF THESE MATERIALS OR OF THE SUBJECT SECURITIES TO ACQUIRE THE SUBJECT SECURITIES UNDER THE LAWS OF KOREA,
INCLUDING, WITHOUT LIMITATION, THE FOREIGN EXCHANGE TRANSACTION REGULATIONS OF KOREA.  IN ADDITION, ANY RECIPIENT OR PURCHASER OF THE SUBJECT
SECURITIES REPRESENTS THAT IT IS PURCHASING OR ACQUIRING THE SUBJECT SECURITIES AS PRINCIPAL FOR ITS OWN ACCOUNT.  FOR A PERIOD OF ONE YEAR FROM THE
ISSUE DATE OF THE  SUBJECT SECURITIES, NEITHER THE HOLDER OF THE  SUBJECT SECURITIES NOR ANY RESIDENT OF KOREA MAY TRANSFER THE SUBJECT SECURITIES IN
KOREA OR TO ANY RESIDENT OF KOREA UNLESS SUCH TRANSFER INVOLVES ALL OF THE SUBJECT SECURITIES HELD BY IT.  ALSO, FOR A PERIOD OF ONE YEAR FROM THE
ISSUE DATE OF THE SUBJECT SECURITIES, THE FACE AMOUNT OF EACH CERTIFICATE REPRESENTING THE SUBJECT SECURITIES HELD BY A RESIDENT OF KOREA SHALL NOT BE
SUBDIVIDED INTO MORE THAN ONE SUCH CERTIFICATE REPRESENTING THE SUBJECT SECURITIES.  FURTHERMORE, THE PURCHASER OF THE SUBJECT SECURITIES SHALL
COMPLY WITH ALL APPLICABLE REGULATORY REQUIREMENTS (INCLUDING BUT NOT LIMITED TO REQUIREMENTS UNDER THE FOREIGN EXCHANGE TRANSACTION LAWS) IN
CONNECTION WITH THE PURCHASE OF THE SUBJECT SECURITIES.  FOR THE AVOIDANCE OF DOUBT, IT IS THE SOLE RESPONSIBILITY OF THE RECIPIENT OR PURCHASER OF THE
SUBJECT SECURITIES TO DETERMINE WHETHER SUCH RECIPIENT OR PURCHASER IS ELIGIBLE FOR THE ACQUISITION OF THE SUBJECT SECURITIES UNDER APPLICABLE LAWS
AND REGULATIONS OF KOREA, AND WHETHER SUCH RECIPIENT OR PURCHASER WILL HAVE COMPLIED WITH ALL APPLICABLE KOREAN LEGAL AND REGULATORY
REQUIREMENTS IN CONNECTION WITH THE PURCHASE OF THE SUBJECT SECURITIES.

Table of Contents

I.

Transaction Highlights

II.

Structural Highlights

III.

Collateral Pool Highlights

IV.

Significant Mortgage Loans

V.

Summary Points

VI.

Investor Reporting

VII.

Timeline

Transaction Highlights

Transaction Highlights

Initial Mortgage Pool Balance:

Approximately $1.99 billion

Public Certificates:

Approximately $1.85 billion

Private Certificates

(1)

:

Approximately $144.5 million

Co-Lead Manager/Sole Book Runner:

Lehman Brothers Inc.

Co-Lead Manager:

UBS Securities LLC

Rating Agencies:

Fitch Ratings, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”)

Trustee:

LaSalle Bank National Association

Fiscal Agent:

ABN AMRO Bank N.V.

Master Servicer:

Wells Fargo Bank, National Association

Special Servicer:

Lennar Partners, Inc.

1

___________________________

1.

Not offered hereby.

Transaction Highlights

Transaction Highlights

Cut

-

Off Date:

04

/11/2005

Determination Date:

11th day of each month or if such day is not a business day, then the following business day

Distribution Date:

4th business day after the Determination Date of each month, commencing in 05/2005

Eligible for Underwriters’ Prohibited

Transaction Exemption for ERISA

Purposes (Public Certificates):

Classes A-1, A-2, A-3, A-4, A-AB, A-5, A-J, X-CP, B, C, D and E

SMMEA Eligible:

Classes A-1, A-2, A-3, A-4, A-AB, A-5, A-J, X-CP, B, C and D

DTC (Public Certificates):

Classes A-1, A-2, A-3, A-4, A-AB, A-5, A-J, X-CP, B, C, D and E

Bloomberg:

Cash flows will be modeled on Bloomberg

Denominations:

Class

Minimum Denomination

(1)

Classes A-1, A-2, A-3, A-4, A-AB, A-5, A-J, B, C, D and E

$10,000

Class X-CP

$250,000

Lehman Brothers CMBS Index:

All classes will be included in the Lehman Brothers CMBS Index

2

___________________________

1.

Increments of $1 thereafter.

Transaction Highlights

Structural Highlights

___________________________

1.

Except that Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5, Class X-CL and Class X-CP receive interest on a pro-rata basis.  Principal distributions will be made as follows: to
Class A-AB until Class A-AB is reduced to the Class A-AB Planned Principal Balance; Class A-1; Class A-2; Class A-3; Class A-4; Class A-AB; and Class A-5.  To the extent that the total principal balance of the Class A-J through Class S is reduced to zero, then Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-5 receive principal on a pro-rata basis.

2.

Except that Class A-J bears losses after Class B and before Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, and Class A-5 (which six classes bear losses on a pro-rata basis).

3.

Calculated, assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates.

4.

Certificates offered as part of the public offering.

5.

For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than a specified fixed rate for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.

6.

The pass-through rates will equal the weighted average of certain net interest rates on the underlying mortgage loans ("WAC") or, in some cases, the WAC minus a specified percentage.

7.

Represents the notional amount.

8.

The Class X-CL and X-CP certificates accrue interest on their respective notional amounts at the weighted average of certain strip rates.

9.

Represents the weighted average life of each dollar reduction in notional amount.

10.

Represents period over which the notional amount will be reduced to zero.

Structural Highlights

Sequential pay structure(1)

Interest and principal are paid to senior classes before subordinate classes receive interest and principal(1)

Credit enhancement for each class will be provided by the more subordinate classes

Losses are allocated in reverse sequential order starting with the non-rated principal balance class (Class S)(2)

Bond Structure

Structural Highlights

Class

Face Amount ($)

Ratings

(Fitch

/Moody’s)

Credit Support

Pass

-

Through

Rate Description

Wtd. Avg. Life

(ye

ars)

(3)

Principal Window

(3)

A

-

1

(4)

$70,000,000

AAA/Aaa

20.000%

      Fixed Rate

2.78

05/2005

0

2/20

10

A

-

2

(4)

$551,000,000

AAA/Aaa

20.000

%

      Fixed Rate

4.92

0

2/20

10

04

/2010

A

-

3

(4)

$81,000,000

AAA/Aaa

20.000%

      Fixed Rate

5.74

0

1/2011

01

/2011

A

-

4

(4)

$305,000,000

AAA/Aaa

20.000%

      Fixed Rate

(5)

6.91

01/2012

04/2012

A

-

AB

(4)

$76,000,000

AAA/Aaa

20.000%

      Fixed Rat

e

(5)

7.27

04/2010

12/2014

A

-

5

(4)

$511,744,000

AAA/Aaa

20.000%

      Fixed Rate

(5)

9.83

12/2014

04/2015

A

-

J

(4)

$124,590,000

AAA/Aaa

13.750%

Fixed Rate

(5)

9.99

04/2015

04/2015

   B

(4)

$14,950,000

AA+/Aa1

13.000%

WAC

(6)

9.99

04/2015

04/2015

   C

(4)

$29,902,000

AA/Aa2

11.500%

WAC

(6)

9.99

04/2015

04/2015

   D

(4)

$42,360,000

AA

-

/Aa3

9.

375

%

WAC

(6)

9.99

04/2015

04/2015

E

(4)

$42,361

,000

A/A2

7.

250

%

WAC

(6)

9.99

04/2015

04/2015

X

-

CP

(4)

$

1,814,345,000

(7)

AAA/

Aaa

N/A

Variable IO

(8)

5.29

(9)

04

/2006

0

4

/2012

(10)

X

-

CL

$

1,993,431,01

8

(7)

AAA/

Aaa

N/A

Variable IO

(8)

7.59

(9)

05/2005

03/2020

(10)

F

$

14,951

,000

A

-

/A3

6.500%

WAC

(6)

9.99

04/2015

04/2015

G

$19,934,000

BBB+/Baa1

5.500%

WAC

(6)

9.99

04/2015

04/2015

H

$17,442,000

BBB/Baa2

4.625

%

WAC

(6)

9.99

04/2015

04/2015

J

$29,902,000

BBB

-

/Baa3

3.125%

WAC

(6)

9.99

04/2015

04/2015

K

$14,951,000

BB+/Ba1

2.375%

Fixed Rate

(5)

9.99

04/2015

04/2015

L

$7,475,000

BB/Ba2

2.000%

Fixed Rate

(5)

9.99

04/2015

04/2015

M

$2,492,000

BB

-

/Ba3

1.875%

F

ixed Rate

(5)

9.99

04/2015

04/2015

N

$4,983,000

NR/B1

1.625%

Fixed Rate

(5)

9.99

04/2015

04/2015

P

$4,984,000

NR/B2

1.375%

Fixed Rate

(5)

9.99

04/2015

04/2015

Q

$4,983,000

NR/B3

1.125%

Fixed Rate

(5)

9.99

04/2015

04/2015

S

$22,427,018

NR/NR

N/A

F

ixed Rate

(5)

13.50

04/2015

03/2020

3

Structural Highlights

Call Protection

Structural Highlights

Open Prepayment Period at End of Loan

Number of Loans

Percent of Initial Mortgage Pool

Balance

(1)

None

31

8.3

%

1 Month

1

8

7.2

%

2 Months

8

8.6

%

3 Months

37

39.5

%

4 Months

2

7.9

%

6 Months

9

27.5

%

12 Months

3

0.9

%

Total:

1

08

100.0%

4

___________________________

1.

As of the Cut-Off Date.

2.

Percent of initial mortgage pool balance.

3.

Weighted Average Remaining Lock-Out represents loans within their Remaining Lock-Out or Lock-Out/Defeasance Periods. However, with respect to the Macquarie DDR Portfolio II Mortgage Loan, the Weighted Average Remaining Lock-Out reflects the remaining Lock-Out Period only.

4.

With respect to the Macquarie DDR Portfolio II Mortgage Loan, the mortgage loan will be locked out for twelve months; thereafter, the mortgage loan may be prepaid, with yield maintenance, in full or in part (provided that partial prepayments may not exceed $91,850,000, in the aggregate during the term of the loan). In addition, the mortgage loan may be defeased in whole or in part two years after securitization. The mortgage loan may be prepaid without penalty for the six months prior to the maturity date. Except during the continuance of an event of default, any prepayment permitted under the mortgage loan documents will be distributed to the holder of the floating-rate non-trust pari passu note until fully prepaid. Such mortgage loan is considered a loan with Initial Lock-Out and Yield
Maintenance thereafter.

Statistical Data

(1)

Loans with Initial Lock-Out & Defeasance Thereafter

69.6

%

(2)

(

4

)

Loans with Initial Lock-Out & Yield Maintenance Thereafter

23.1

%

(2)

(4

)

Loans Currently in Their Yield Maintenance Period

7.3

%

(2)

Loans Currently in Their Yield Maintenance Period & Defeasance Thereafter

0.1%

(2)

Weighted Average Remaining Lock-Out

8

0.5

months

(3)

Weighted Average Open Period

3.5

months

Structural Highlights

Prepayment

Premium

0

4

/2005

04

/2006

0

4

/2007

0

4

/2008

04

/2009

0

4

/2010

04

/2011

04

/2012

04

/2013

0

4

/2014

0

4

/2015

Lock

-

Out/Def.

(2)

92.7

%

84.

7

%

72.2%

69.5%

69.0%

83.1%

82.0%

97.5%

97.5%

97.5%

-

Yield Maint.

(2)

7.3%

15.3

%

27.8%

30.5%

31.0%

16.9%

18.0%

2.5%

2.5%

2.5%

100.0%

Sub

-

Total

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

>=5.0%

-

-

-

-

-

-

-

-

-

-

-

4.0%

-

-

-

-

-

-

-

-

-

-

-

3.0%

-

-

-

-

-

-

-

-

-

-

-

2.0%

-

-

-

-

-

-

-

-

-

-

-

1.0%

-

-

-

-

-

-

-

-

-

-

-

Open

-

-

-

-

-

-

-

-

-

-

-

Total

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

5

___________________________

1.

Represents percentage of then outstanding balance of mortgage loan pool as of the date shown assuming, among other things, no prepayments, defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates. The table was generated based on the modeling assumptions in the Prospectus Supplement.

2.

Assumes that with respect to the Macquarie DDR Portfolio II Mortgage Loan, a portion of the mortgage loan equal to $91,850,000 may be prepaid with yield maintenance, following the initial lockout period of 12 months.

Structural Highlights

Prepayment Premiums(1)

Collateral Pool Highlights

Collateral Pool Highlights

The pool includes seven mortgage loans (representing 34.6% of the initial mortgage pool balance) which Fitch and/or
Moody’s have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade (the “Investment Grade Loans”).

Two of the Investment Grade Loans (The Macquarie DDR Portfolio II loan and The Bay Colony Corporate Center loan) will be part of a split loan structure comprised of pari passu components and/or a subordinate component.  The structures of these loans are outlined on the following pages.

Summary of the pool composition is as follows:

Collateral Pool Highlights

Number of Loans

Total Principal Balance

As of Cut

-

Off Date

Percent of Total

Mortgage Pool

Investment Grade Loans

7

$

6

89,817,304

34.6

%

Conduit Loans

10

1

$1,

3

03,613,714

65.4

%

Total:

108

$

1,993,431,019

100.0%

6

Pool Composition

The Macquarie DDR Portfolio II loan was split into two pro rata and pari passu components (1) (the fixed rate A-1 Note and the floating rate A-2 Note) of $157.25 million and $26.45 million, respectively.

The A-1 Note and A-2 Note component holders receive interest payments pro rata and pari passu (1).

The A-2 Note component will not be included in the LB-UBS 2005-C2 Trust.

Collateral Pool Highlights

Collateral Pool Highlights

___________________________

1.

Subject to the terms of the Co-Lender Agreement, including the right of the A-2 Note to receive prepayments until prepaid in full, prior to the A-1 Note other than during an Event of Default.

2.

Fitch and Moody’s have indicated to the Depositor that the A-1 Note component proceeds are expected to contribute AAA/Aaa through BBB-/Baa3 cashflows to the LB-UBS 2005-C2 Trust.

The Macquarie DDR Portfolio II Loan Structure

A-1 Note

($157.25m)

LB-UBS 2005-C2

Trust

A-2 Note

($26.45m)

Macquarie

DDR Portfolio II

AAA/Aaa to BBB-/Baa3

Cashflows

(2)

A-1 Note

($157.25m)

7

The Bay Colony Corporate Center loan was split into an A Note and a B note.  The A Note (described below) was created by de-leveraging a larger loan balance utilizing the A/B Note structure which was developed in LBCMT 1999-C2.

The A Note holder receives monthly interest payments prior to the B Note holder (2).

In the event of default, the B Note holder receives no principal payments until the principal amount of the A Note has been paid in full.

Prior to event of default, A Note holder and B Note holder receive permitted partial prepayments on a pro rata and pari passu basis in conjunction with the release of a property.

The B Note will be held by an insurance company on a whole loan basis and will not be included in the LB-UBS 2005-C2
Trust.

Collateral Pool Highlights

Collateral Pool Highlights

___________________________

1.

Fitch and Moody’s have indicated to the Depositor that the A Note proceeds are expected to contribute AAA/Aaa through A-/Baa3 cashflows to the LB-UBS 2005-C2 Trust.

2.

Subject to the terms of the Co-Lender Agreement.

The Bay Colony Corporate Center Loan A/B Note Structure

A Note

($145.0m)

LB-UBS 2005-C2

Trust

B Note

($55.0m)

Bay Colony

Corporate Center

AAA/Aaa to A-/Baa3

Cashflows

(1)

Whole Loan

8

Collateral Pool Highlights

The A Note(1) DSCR and LTV is set forth below:

Collateral Pool Highlights

Macquarie DDR Portfolio II

Bay Colony Corporate Center

UW DSCR

(2)

2.32x

2.51

x

UW Net Cash Flow

$19,807,881

$

18,277,528

LTV

62.2%

52.5

%

Appraised Value

$295,500,000

$

276,400,000

Shadow Rating

(

3

)

BBB

-

/Baa3

A

-

/Baa3

9

Bay Colony Corporate Center

UW DSCR

(5

)

1.82

x

UW Net Cash Flow

$

18,277,528

LTV

72.4

%

Appraised Value

$276,400,000

___________________________

1.

Represents the A Note of a $200,000,000 whole loan secured by the Bay Colony Corporate Center and the A-1 Note component of a $183,700,000 whole loan secured by the Macquarie DDR Portfolio II properties.

2.

Calculated based on underwritten net cash flow that includes, for the Bay Colony Corporate Center loan interest-only payments based on interest rate of 4.9625% calculated on actual/360 day basis and without regard to the B Note. For the Macquarie DDR Portfolio II loan, based on the total cut-off date principal balance of the Macquarie DDR Portfolio II Mortgage Loan and the Macquarie
DDR Portfolio II Non-Trust Loan totaling $183,700,000.  The interest rate used to calculate DSCR was a weighted average interest rate based on 4.822% on the $157,250,000 fixed-rate trust portion and one month LIBOR + 0.85% (currently 3.62%) on the $26,450,000 floating-rate non-trust portion. The $157,250,000 fixed-rate trust interest rate portion was calculated on a 30/360 basis and the
$26,450,000 floating-rate non-trust portion was calculated on an Actual/360 basis.

3.

Fitch and Moody’s have each confirmed to the Depositor that the respective ratings in this row reflect an assessment by such rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with obligations that are so rated.

4.

The Bay Colony Corporate Center B Note (balance of $55,000,000) will not be included in the LB-UBS 2005-C2 Trust.

5.

Calculated based on underwritten net cash flow and interest-only payments based on interest rate of 4.9625% calculated on actual/360 day basis.

The combined A Note(1) and B Note(4) DSCR and LTV is set forth below:

Collateral Pool Highlights

Collateral Pool Highlights

Mortgage Loan Sellers

___________________________

1.

A non-consolidation opinion was not obtained for the Lembi Portfolio loan because the loan is fully recourse to the principals until certain conditions are satisfied.

2.

Includes hard lockboxes under lender control that are subject to daily or weekly sweeps to accounts controlled by the Borrower unless there is the occurrence of certain trigger events and certain multifamily and MHP properties where the property manager, the borrower or other party collects and is required to deposit rents, or a majority of the rents, into a hard lockbox under lender control.

10

Sponsors of properties securing loans in the LB-UBS 2005-C2 transaction include the following:

Howard Parnes, James J. Houlihan and Craig Koenigsberg

Vornado Realty Trust

Macquarie DDR Trust

Beacon Capital Strategic Partners III, L.P.

Investcorp International, Inc.

L&L Acquisitions, LLC and an affiliate of Lehman Brothers Holdings Inc.

U-Store-It Trust

Summit Hotels Properties, LLC

The Lembi Group

Walton Real Estate Fund IV, L.P. / The Macerich Company

Hartz Mountain Industries, NJ LLC

Conduit Origination Program:

Underwritten NCF on all loans is based on certain underwriting assumptions made by the applicable mortgage loan seller including those assumptions more specifically set forth in the prospectus supplement and is either verified subject to a variance of 2.5% or, in other cases, re-underwritten by third party service providers (i.e., by a “Big Four” accounting firm).

Underwritten DSCR for all loans with partial interest only periods is calculated based on annual debt service payments during the amortization term or in some cases based on an average monthly debt service payment during the amortization term.

Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

Substantially all borrowers are single asset entities.

Non-consolidation opinions

Delivered for substantially all loans with principal balances greater than $15 million(1)

Cash management systems affecting approximately 97.6% of the initial mortgage pool balance

Hard lockbox– 64.6% of the initial mortgage pool balance(2)

Springing lockbox– 28.7% of the initial mortgage pool balance

Soft lockbox– 4.3% of the initial mortgage pool balance

Collateral Pool Highlights

Funded Escrows

Collateral Pool Highlights

___________________________

1.

Escrows are generally in the form of either up-front reserves, periodic cash deposits, letters of credit or guarantees from Sponsor.

2.

As of the Cut-Off Date; excludes the Investment Grade Loans.

3.

In some instances where there are no actual tax escrows, certain investment grade tenants are permitted to pay taxes directly and are deemed to have escrows in the table above.

4.

In some instances where there are no actual insurance escrows, certain investment grade tenants are permitted to maintain insurance or self-insure and are deemed to have escrows in the table above.

Escrow Type

(1)

Percent of Pool with Funded Escrows

(2)

Tax Reserves

(3)

99.7

%

Insurance Reserves

(4)

8

7.2

%

Replacement Reserves

99.4

%

TI & LC (Industrial)

100.0

%

TI & LC (Office)

100.0

%

TI & LC (Retail)

71.2

%

11

Collateral Pool Highlights

Collateral Pool Highlights

___________________________

1.

Including loans co-originated by the loan sellers.

2.

Including properties leased to one tenant that occupies 90% or more of the particular property.

General Pool Characteristics as of the Cut

-

Off Date

Size of Pool

$1,993,431,019

Contributors of Collateral

(1)

Lehman: 61.4%

UBS: 38.6%

Number of Loans

108

Number of Properties

230

Single Tenant Properties

(2)

6.1%

Percent Investment Grade Loans

34.6%

Gross Weighted Average Coupon

5.486%

Weighted Average Original Term to Maturity

96 months

Weighted Average Remaining Term to Maturity

95 months

Average Loan Balance

$18,457,695

Average Property Balance

$8,667,091

Average Conduit Loan Balance (excluding the Investment Grade Loans)

$12,907,066

Average Conduit Property Balance (excluding the Investment Grade Loans)

$7,046,561

Largest Loan

$225,000,000

WA U/W DSCR

Aggregate Pool: 1.56x; Conduit Only: 1.36x

WA LTV at Cut-Off Date

Aggregate Pool: 70.3%; Conduit Only: 75.9%

WA LTV at Maturity

Aggregate Pool: 65.0%; Conduit Only: 70.3%

Geographic Diversity

32 States

12

Washington
17 properties
$162,911,024
8.2% of total
Idaho
5 properties
$17,804,780
0.9% of total
Utah
1 property
$2,169,615
0.1% of total
Missouri
2 properties
$8,769,242
0.4% of total
Minnesota
2 properties
$44,164,875
2.2% of total
Wisconsin
4 properties
$39,550,038
2.0% of total
Michigan
5 properties
$25,125,017
1.3% of total
New York
47 properties
$553,011,350
27.7% of total
Massachusetts
6 properties
$182,032,000
9.1% of total
Oregon
1 property
$4,593,016
0.2% of total
Pennsylvania
7 properties
$35,350,617
1.8% of total
Connecticut
3 properties
$51,965,069
2.6% of total
Ohio
2 properties
$6,442,000
0.3% of total
New Jersey
7 properties
$132,372,863
6.6% of total
Nevada
1 property
$10,000,000
0.5% of total
Maryland
3 properties
$50,433,000
2.5% of total
California
25 properties
$153,217,733
7.7% of total
West Virginia
3 properties
$7,883,727
0.4% of total
Kentucky
4 properties
9,869,528
0.5% of total
Virginia
2 properties
$8,678,958
0.4% of total
Hawaii
1 property
$16,000,000
0.8% of total
Colorado
5 properties
$15,602,790
0.8% of total
Kansas
5 properties
$12,216,527
0.6% of total
South Carolina
3 properties
$48,007,617
2.4% of total
North Carolina
2 properties
$11,288,521
0.6% of total
Georgia
7 properties
$61,275,345
3.1% of total
Texas
24 properties
$144,344,581
7.2% of total
Tennessee
5 properties
$25,451,684
1.3% of total
Arkansas
1 property
$3,130,019
0.2% of total
Louisiana
8 properties
$33,354,276
1.7% of total
Alabama
2 properties
$2,071,047
0.1% of total
Florida
20 properties
$114,344,157
5.7% of total
>10.0% of Initial Pool Balance
>5.0 - 10.0% of Initial Pool Balance
>1.0 - 5.0% of Initial Pool Balance
≤1.0% of Initial Pool Balance
Mortgaged Properties by Property Type
Self Storage 5.0%
Industrial/Warehouse 2.3%
Hotel 5.2%
Other 0.7%
Multifamily* 11.2%
Office 51.5%
Retail 24.1%

* Multifamily component included MHP properties representing 0.4% of the aggregate pool.

LEHMAN BROTHERS

UBS Investment Bank

Collateral Pool Highlights

Collateral Pool Highlights

13

Cut-Off Date Balance ($)

	No. of Loans	Cut-off Date Balance ($)	% of Pool
0.01 - 6,000,000.00	60	201,958,886	10.1
6,000,000.01 - 14,000,000.00	25	246,477,680	12.4
14,000,000.01 - 40,000,000.00	11	244,041,645	12.2
40,000,000.01 - 60,000,000.00	3	155,537,000	7.8
60,000,000.01 - 100,000,000.00	4	341,080,808	17.1
100,000,000.01 - 150,000,000.00	2	258,500,000	13.0
150,000,000.01 +	3	545,845,000	27.4
Total:	108	1,993,431,019	100.0
Min:	817,141		
Max:	225,000,000		
Average:	18,457,695		

State[4]

	No. of Properties	Cut-off Date Balance ($)	% of Pool
NY	47	551,011,150	27.7
MA	6	182,012,000	9.1
PA	17	162,911,014	8.2
CA	25	152,217,711	7.7
TX	24	144,244,881	7.2
NJ	7	132,172,861	6.6
FL	20	114,244,157	5.7
GA	7	61,275,245	3.1
CT	3	51,966,069	2.6
MD	3	50,411,000	2.5
Other[4]	71	287,521,896	14.4
Total:	230	1,993,431,019	100.0

Property Type[4]

	No. of Properties	Cut-off Date Balance ($)	% of Pool
Office	57	1,026,090,677	51.5
Retail	56	481,051,789	24.1
Regional Mall	*3*	*57,400,000*	*2.9*
Anchored Retail	*30*	*324,945,005*	*16.3*
Unanchored Retail	*23*	*98,706,786*	*5.0*
Multifamily[4]	50	221,423,022	11.1
Hotel	29	102,872,696	5.2
Self Storage	21	100,191,966	5.0
Industrial/Warehouse	12	46,100,870	2.3
Other	1	11,500,000	0.7
Total:	230	1,993,431,019	100.0

Mortgage Rate (%)

	No. of Loans	Cut-off Date Balance ($)	% of Pool
4.751 - 5.000	2	101,150,000	5.1
5.001 - 5.250	6	79,248,511	4.0
5.251 - 5.500	28	647,944,064	32.5
5.501 - 5.750	32	648,961,568	32.6
5.751 - 6.000	17	176,421,668	8.9
6.001 - 6.250	17	177,261,207	8.9
6.751 - 7.000	1	1,150,000	0.1
Total:	108	1,993,431,019	100.0
Min:	4.822		
Max:	6.800		
Weighted Average:	5.486		

Original Term to Stated Maturity or A.R.D (months)

	No. of Loans	Cut-off Date Balance ($)	% of Pool
49 - 60	14	550,481,241	27.6
71 - 84	9	418,950,848	21.0
109 - 120	82	905,406,828	45.4
121 - 172	1	100,000,000	5.0
169 - 180	2	18,592,000	0.9
Total:	108	1,993,431,019	100.0
Min:	60		
Max:	180		
Weighted Average:	96		

Remaining Term to Stated Maturity or A.R.D (months)

	No. of Loans	Cut-off Date Balance ($)	% of Pool
49 - 60	14	550,481,241	27.6
61 - 72	1	90,000,000	4.5
73 - 84	8	328,950,848	16.5
109 - 120	82	1,005,406,828	50.4
169 - 180	2	18,592,000	0.9
Total:	108	1,993,431,019	100.0
Min:	58		
Max:	179		
Weighted Average:	95		

Amortization Types

	No. of Loans	Cut-off Date Balance ($)	% of Pool
Amortizing Balloon[5]	92	1,149,981,019	57.7
Interest Only	16	843,450,000	42.3
Total:	108	1,993,431,019	100.0

Cut-Off Date Loan-to-Value Ratio (%)

	No. of Loans	Cut-off Date Balance ($)	% of Pool
<= 50.0	2	5,159,278	0.3
50.1 - 55.0	2	151,777,568	7.6
55.1 - 60.0	4	288,116,497	14.5
60.1 - 65.0	4	181,818,515	9.1
65.1 - 70.0	12	185,100,466	9.3
70.1 - 75.0	28	461,170,615	23.1
75.1 - 80.0	52	710,291,797	35.6
80.1 +	2	7,174,881	0.4
Total:	108	1,993,431,019	100.0
Min:	47.8		
Max:	80.2		
Weighted Average:	70.2		

Loan-to-Value Ratio at Maturity or A.R.D (%)

	No. of Loans	Cut-off Date Balance ($)	% of Pool
10.01 - 15.00	1	1,094,919	0.1
15.01 - 40.00	2	1,921,047	0.1
40.01 - 45.00	1	8,770,970	0.4
45.01 - 50.00	5	260,421,155	13.1
50.01 - 55.00	9	169,250,681	8.5
55.01 - 60.00	17	207,244,094	10.4
60.01 - 65.00	17	235,881,554	11.8
65.01 - 70.00	26	344,267,071	17.3
70.01 - 75.00	27	517,115,517	25.8
75.01 - 80.00	9	249,262,000	12.5
Total:	108	1,993,431,019	100.0
Min:	11.6		
Max:	80.0		
Weighted Average:	65.0		

Debt Service Coverage Ratio (x)

	No. of Loans	Cut-off Date Balance ($)	% of Pool
1.20 - 1.29	48	600,896,910	30.1
1.30 - 1.39	22	466,119,957	23.4
1.40 - 1.49	19	196,962,908	9.9
1.50 - 1.59	6	184,196,696	9.2
1.60 - 1.79	7	181,714,501	9.1
1.80 - 1.89	2	14,171,047	0.7
1.90 +	3	348,750,000	17.5
Total:	108	1,993,431,019	100.0
Min:	1.20		
Max:	2.51		
Weighted Average:	1.56		

LEHMAN BROTHERS UBS Investment Bank

Pool Characteristics

Collateral Pool Highlights

___________________________

1.

Percentages based on allocated loan amount per property.

2.

No other state represents more than 2.4% of the initial mortgage pool balance.

3.

Multifamily component includes MHP properties representing 0.4% of the aggregate pool.

4.

Includes 25.0% of mortgage loans that provide for payments of interest only for a specified number of periods, followed by payments of principal and interest up to the maturity date. Of these loans,
90.1% have three years or less of interest only payments.

Collateral Pool Highlights

14

Significant Mortgage Loans

Significant Mortgage Loans

Investment Grade Loans

___________________________

1.

Calculated based on underwritten net cashflow and debt service constant or interest rate, as applicable.

2.

Calculated based on Cut-Off Date Balance and the related appraised value.

3.

Fitch and/or Moody’s have confirmed to us that the ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.

4.

Represents one of two A Notes with respect to a $183,700,000 whole loan secured by the Macquarie DDR Portfolio II properties. Cut-Off Date U/W DSCR and Cut-Off Date LTV were calculated based on the total cut-off date principal balance of the Macquarie DDR Portfolio II Mortgage Loan and the Macquarie DDR Portfolio II Non-Trust Loan totaling $183,700,000.  The interest rate used to calculate
DSCR was a weighted average interest rate based on 4.822% on the $157,250,000 fixed-rate trust portion and one month LIBOR + 0.85% (currently 3.62%) on the $26,450,000 floating-rate non-trust portion. The $157,250,000 fixed-rate trust interest rate portion was calculated on a 30/360 basis and the $26,450,000 floating-rate non-trust portion was calculated on an Actual/360 basis.

5.

Represents the A Note of a $200,000,000 whole loan secured by Bay Colony Corporate Center.

Investment Grade Loan Characteristics

Name

Property Type

Cut

-

Off Date

Balance

Percent of

Initial Mortgage

Pool Balance

U/W

DSCR

(1)

LTV

(2)

Fitch/

Moody’s

(3)

909 Third Avenue

Office

$

225

,000,000

11.3

%

1.35

x

59.2

%

BBB

-

/

Baa3

Macquarie DDR Portfolio

II

(A

-

1

Note)

(4)

Anchored Retail

1

57,25

0,000

7.

9

2.32

(4)

62.

2

(4)

BBB

-

/

Baa3

Bay Colony Corporate Center

(A Note)

(5

)

Office

145,000,000

7.

3

2.51

52.5

A

-

/

Baa3

Summit Hotel Portfolio

Hotel

87,580,808

4.

4

1.78

68.1

BBB

-

/NR

Lakeside Commons

Office

4

6,5

00,000

2.3

2.0

8

57.8

BBB

/

Baa

2

895 Broadway

Office

1

4,986,497

0.

8

1.72

55.5

A

-

/

Baa2

Hartz Fee Portfolio

Other

13

,

5

00,000

0.7

1.43

74

.0

AA

-

/

Aa2

Total/Weighted Average:

-

$

6

89,817,30

4

34

.

6

%

1.9

3

x

59.7

%

-

15

Significant Mortgage Loans

Significant Mortgage Loans

909 Third Avenue

Shadow Rating

(1)

:

BBB-/Baa3

Purpose:

Refinance

Cut-Off Date Balance:

$225,000,000

Loan Per Square Foot:

$172

Estimated Interest Rate:

5.75%

Maturity Date:

4/11/2015

Term to Maturity:

10 years

Amortization:

30 years

Sponsor:

Vornado Realty Trust

Property:

28-story Class A office building containing approximately 816,370 square feet over a five-story U.S. of America

Postal Services facility containing approximately 492,375 square feet

Location:

New York, NY

Year Built:

1968; renovated 1997-2001

Occupancy (As of):

97.6% (2/11/2005)

Tenant

Square Feet

Approx. % of

Occ. Base Rent

Rent PSF

Lease

End Date

Ratings

Fitch/Moody’s

Forest Laboratories, Inc.

(3)

120,404

13.0%

$40.46

8/31/2010

   NR

Ogilvy Public Relations

(4)

88,339

11.5%

$48.70

6/30/2009

       NR

Bear Stearns Securities Corp.

60,834

9.9%

$61.00

1/31/2011

A+/Aa3

Wiley Publishing, Inc.

(5)

59,314

8.5%

$53.93

5/30/2010

       NR

Major Tenants

(2)

:

U.S. of America Postal Services

(6)

492,375

3.3%

   $2.54

10/10/2008

    NR

16

___________________________

1.

Fitch and Moody’s have indicated to the depositor that the loan proceeds are expected to contribute AAA/Aaa through BBB-/Baa3 cashflows to the LB-UBS 2005-C2 Trust.

2.

Major tenants shown are the top five tenants by square footage, ranked in descending order of Approximate % of Occupied Base Rent.

3.

Forest Laboratories, Inc. failed to provide a tenant estoppel due to a dispute with the borrower.  The Sponsor has provided a guaranty of the rental income due under the lease should such rental income be interrupted as a result of the dispute.

4.

8th floor has been subleased to Lend Lease who in turn subleased the space to Citibank (through Vornado) for the remainder of the term.

5.

Expiration date reflects all of the space leased by Wiley Publishing Inc., with the exception of  7,087 square feet which expires July  31, 2009.  Additionally, 29,687 square feet leased to Wiley
Publishing Inc. are subleased back to the related borrower which subsequently leases the space to Citibank and 29,627 square feet subleased to Wiley Publishing Inc. are subleased to Cosmopolitan
Cosmetics.

6.

Reflects average rent over the loan term including the rent decrease during the option period.

Significant Mortgage Loans

Significant Mortgage Loans

Significant Mortgage Loans

909 Third Avenue (cont.)

Appraised Value:

$380,000,000 (as of 3/1/2005)

Cut-Off Date LTV:

59.2%

U/W NCF

(1)

:

$21,316,510

Estimated Cut-Off Date U/W DSCR

(1)(2)

:

1.35x

Ownership Interest:

Leasehold

Reserves:

Monthly reserves for real estate taxes and insurance, tenant improvements, leasing commissions and capital improvements will only be collected during an event of default, or upon lender’s reasonable determination,

45 days following the end of any calendar quarter that the debt service coverage was below 1.15x for the preceding twelve month period or the rating of Vornado Realty Trust drops below BBB-/Baa3. In the event that collections are triggered, in lieu of making deposits, Vornado Realty L.P. may guarantee such reserves as long as Vornado Realty Trust maintains a rating of BBB-/Baa3.

Lockbox:

Hard

Prepayment/Defeasance:

The loan may be defeased in whole or in part two years after securitization. Prepayment without penalty permitted six months prior to Maturity Date.

Ground Lease:

The property is under a ground lease with annual payments of $1.6 million. The ground lease expires on November

30, 2018 and contains two 22.5-year renewal options at $1.6 million per annum.

17

___________________________

1.

The U/W NCF and Estimated Cut-Off Date U/W DSCR reflect income from leases in place and include income from primary leases for all space in the building that is currently subleased to other tenants.  With respect to the lease to Fischbein Badillo Wagner, which was delinquent on its rent, Vornado Realty L.P. has provided a guaranty of the rent due under the lease and a master lease of certain space which had recently been vacated by the tenant.

2.

Based on an estimated debt constant of 7.003%.

Significant Mortgage Loans

Significant Mortgage Loans

Macquarie DDR Portfolio II

(1)

Shadow Rating

(2)

:

BBB-/Baa3

Purpose:

Acquisition

Cut-Off Date Balance

(1)

:

$157,250,000

Loan Per Square Foot

(3)

:

$98

Interest Rate

(1)

:

4.822%

Maturity Date:

4/5/2010

Term to Maturity:

5 years

Amortization:

Interest Only

Sponsor:

Macquarie DDR Trust (DDR Macquarie Fund LLC and DDR Macquarie Longhorn II Holdings LLC)

Property:

The portfolio is comprised of eight anchored retail properties with an aggregate of 2,430,915 square feet of total space, of which approximately 1,869,119 square feet are collateral (282,255 square feet is owned by anchor’s)

and 279,541 square feet are subject to ground leases.

Location:

Brookfield, WI, Brown Deer, WI, Coon Rapids, MN, Brentwood, TN, Brandon, FL, and Plainville, CT

Years Built:

1963-2003

Occupancy

(4)

:

97.1% (as of 2/17/2005)

18

___________________________

1.

Reflects the fixed rate note . There is a non-trust floating rate note with a loan balance of approximately $26,450,000 that is pari passu with respect to interest and default risk but senior with respect to certain prepayments. The floating rate interest rate is one month Libor +0.85%.

2.

Fitch and Moody’s have indicated to the Depositor that the loan proceeds are expected to contribute AAA/Aaa through BBB-/Baa3 cash flows to the LB-UBS 2005-C2 Trust.

3.

Based on 1,869,119 square feet of collateral space and the combined loan balance of the fixed and floating rate notes.

4.

Calculated as a weighted average physical occupancy based on the allocated loan balances as of the rent roll dated 2/17/2005 for all properties other than Riverdale Village- Outer Ring which has a rent roll date of 3/2/2005.  Collateral physical occupancy is 96.4%. The overall occupancy based on tenant spaces leased including master leases is 100%.  The  collateral is 100%  leased including master leased space.

Significant Mortgage Loans

Significant Mortgage Loans

___________________________

1.

Major tenants shown are the top five tenants by square footage, ranked in descending order of Square Feet.

2.

The anchor tenants own their pads and improvements and therefore are excluded from the collateral. Costco is located at Riverdale Village – Outer Ring (155,0000 square feet). Lowe’s is located at
Lake Brandon Village (127,255 square feet).

3.

The lease end date reflects the expiration date for the 87,839 square feet located at Brown Deer Center.  Kohl's is also located at Connecticut Commons (86,854 square feet, lease expiration date of
1/31/2022) and Riverdale Village - Outer Ring (86,841 square feet, lease expiration date of 1/31/2020).

4.

The lease end date reflects the expiration date for the 38,213 square feet located at Cool Springs Pointe and the 35,150 square feet located at Lake Brandon Village.  Linens 'N Things is also located at
Connecticut Commons (35,000 square feet, lease expiration date of 1/31/2017) and Riverdale Village - Outer Ring (34,662 square feet, lease expiration date of 1/31/2016).

5.

Lowe’s is located at Connecticut Commons.

6.

Sears is located at Riverdale Village Outer Ring and its pad is subject to a ground lease, therefore the improvements are owned by the anchor and are not part of the collateral.

7.

The lease end date reflects the expiration date for the 86,631 square feet located at Brown Deer Center (which is partially subleased to Burlington Coat Factory).  T.J. Maxx is also located at Shoppers
World of Brookfield (34,872 square feet, lease expiration date of 12/31/2010).

8.

U/W NCF and Cut-Off Date U/W DSCR were calculated including approximately $399,902 of income from four master leases to DDR . Also included in NCF is rent from DSW Shoe Warehouse in
Connecticut Commons and Dollar Tree at Cool Springs Pointe which have executed their leases but are not yet in occupancy

9.

Cut-Off Date U/W DSCR and Cut-Off Date LTV were calculated based on the total cut-off date principal balance of the Macquarie DDR Portfolio II Mortgage Loan and the Macquarie DDR Portfolio
II Non-Trust Loan totaling $183,700,000.  The interest rate used to calculate DSCR was a weighted average interest rate based on 4.822% on the $157,250,000 fixed-rate trust portion and one month
LIBOR + 0.85% (currently 3.62%) on the $26,450,000 floating-rate non-trust portion. The $157,250,000 fixed-rate trust portion was calculated on a 30/360 basis and the $26,450,000 floating-rate non-
trust portion was calculated on an Actual/360 basis.

Macquarie DDR Portfolio II (cont.)

Major Tenants

(1)

:

The property is anchored by tenants including Costco and Lowe’s

(2)

.

The portfolio has 103 tenants and no

tenant represents more than 10.6% of the total base rent.

Tenant

Square Feet

Lease End Date

Kohl’s

261,534

1/31/2023

(3)

Linen 'N Things

143,025

1/31/2014

(4)

Lowe’s

(5)

135,197

8/31/2019

Sears

(6)

132,700

7/31/2017

T.J. Maxx

121,503

12/31/2008

(7)

Appraised Value:

$295,500,000 (as of 01/31/2005)

Cut-Off Date LTV

(9)

:

62.2%

U/W NCF

(8)

:

$19,807,881

Cut-Off Date U/W DSCR

(8)(9)

:

2.32x

19

Significant Mortgage Loans

Significant Mortgage Loans

Macquarie DDR Portfolio II (cont.)

Ownership Interest:

Fee

Release of Properties:

Yes (but no more than four properties over the term of the loan)

Substitution of Properties:

Yes

Reserves:

Monthly reserves for real estate taxes, insurance, replacement reserves and TI/LC’s will only be required during an event of default.

Lockbox:

Hard

Prepayment:

The mortgage loan will be locked out for twelve months; thereafter, the mortgage loan may be prepaid, with yield maintenance, in full or in part (provided that partial prepayments may not exceed $91,850,000, in the aggregate during the term of the loan). In addition, the mortgage loan may be defeased in whole or in part two years after securitization. The mortgage loan may be prepaid for the six months prior to the maturity date.

Except during the continuance of an event of default, any prepayment permitted under the mortgage loan documents will be distributed to the holder of the floating-rate non-trust pari passu note until fully prepaid.

20

Significant Mortgage Loans

Bay Colony Corporate Center

Shadow Rating

(1)

:

A-/Baa3

Purpose:

Acquisition

Cut-Off Date Balance (A Note):

$145,000,000

Loan Per Square Foot (A Note):

$150

Interest Rate:

4.9625%

Maturity Date:

2/11/2010

Term to Maturity:

5 years

Amortization:

Interest only

Sponsor:

Beacon Capital Strategic Partners III, L.P.

Property:

Class A office complex comprised of four buildings aggregating 968,608 square feet of net rentable area and an aggregate of 3,065 parking spaces.

Property Manager:

Beacon Capital

Strategic Partners III Property Management, LLC

Location:

Waltham, Massachusetts

Year Built / Year Renovated:

1985 (950 Winter Street); 1987-1988 (1000 Winter Street); 1998 (1050 Winter Street); 1990 (1100 Winter

Street) / 2003 - 2004

Occupancy

(2)

:

91.0% (as of 1/1/2005)

Major Tenants

(3)

:

Tenant

Square Feet

Approx. % of

Base Rent

Rent PSF

(4)

Lease End Date

Ratings

S&P/Moody’s

(5)

Empire HealthChoice

106,965

12.3%

$33.94

12/31/2015

A/NR

VNU Marketing

Information Services, Inc.

101,720

11.8%

$34.02

1/

31/2006

(6)

NR

Martha Stewart Living

92,649

10.1%

$31.92

4/30/2010

(

7

)

NR

New York University

102,214

7.8%

$22.32

9/15/2006

(8

)

AAA/Aa1

Michael Kors (USA), Inc.

60,219

6.9%

$33.95

11/30/2013

(9)

[NR]

21

Significant Mortgage Loans

___________________________

1.

Fitch and Moody’s have indicated to the Depositor that the A Note proceeds are expected to contribute AAA/Aaa through A-/Baa3 cashflows to the LB-UBS 2005-C2 Trust.

2.

Weighted average occupancy based on allocated loan amount and respective occupancy of each building comprising the Bay Colony Corporate Center Mortgaged Property.

Significant Mortgage Loans

Bay Colony Corporate Center

(cont.)

Major Tenants

(1

)

:

Tenant

Square Feet

Approx. % of

Base Rent

(2)

Rent PSF

(3)

Lease End Date

Private Healthcare System

s, Inc.

(

4

)

202,304

20.6

%

$

28.98

1

0

/31/201

0

SAP America

,

Inc.

58,723

8.1

%

$42.50

1

2

/31/200

6

Pit

t

iglio, Rabin, Todd & McGrath, Inc.

56,271

(

5

)

6.6

%

$

35.78

3

/3

1

/20

09

Charles River Ventures

44,697

(6

)

6.5

%

$

40.74

3/31/2010

Oscient Pharmaceuticals

36,230

2.7

%

$

19.84

3/31/2012

Rollover Schedule:

22

100.0%

$30,682,578

100.0%

968,608

Total

-

-

-

100.0%

   9.4

   90,703

Vacant

100.0%

0.0

0

90.6%

0.0

0

2015 and beyond

100.0%

1.6

496,400

90.6%

2.0

19,856

2014

98.4%

0.0

0

88.6%

0.0

0

2013

98.4%

4.8

1,468,815

88.6%

6.4

61,651

2012

93.6%

12.2

3,741,221

82.2%

10.9

105,481

2011

81.4%

29.2

8,959,771

71.3%

28.0

271,309

2010

52.2%

14.7

4,508,386

43.3%

12.4

120,163

2009

37.5%

6.7

2,069,773

30.9%

6.4

62,475

2008

30.8%

11.9

3,644,737

24.5%

9.2

89,128

2007

18.9%

17.2

5,291,488

15.3%

14.1

136,271

2006

1.6%

1.6

$501,989

1.2%

1.2%

11,571

2005

(7)

Base Revenues

Cumulative % of Total

(7)

Revenues

As % of Total Base

(7)

Revenues

Approximate Expiring Base

Square Feet

Cumulative % of Total

Square Feet

As % of Total

Square Feet

Approximate Expiring

Year

Significant Mortgage Loans

___________________________

1.

Ranked by approximate percentage of total underwritten base rent.

2.

The percentages of total base revenues are based on underwritten base rental revenues.

3.

Reflects in-place base rent.

4.

Private Healthcare Systems has six voting shareholders, Fortis, Inc. (rated BBB+), The Guardian Life Insurance Company of America, Trustmark Life Insurance Company, Trustco Holdings, Inc.,
Pacific Life & Annuity Company and CIGNA (rated Baa3/BBB).

5.

Pittiglio, Rabin, Todd & McGrath, Inc. currently subleases 19,076 square feet of its space.  It remains fully responsible for all obligations under its lease.

6.

Charles River Ventures subleases 31,121 square feet of its space.  It remains fully responsible for all obligations under its lease.

7.

Based on underwritten base rental revenues.

Significant Mortgage Loans

Bay Colony Corporate Center (cont.)

Appraised Value:

$276,400,000 (as of 1/11/2005)

Cut

-

Off Date LTV:

52.5%

U/W NCF:

$18,277,528

Cut

-

Off Date

U/W DSCR

(1)

:

2.51x

Ownership Interest:

Fee

Reserves

:

Springing tax, insurance and CapEx reserves upon occurrence and continuance of event of default. Upfront unfunded tenant allowance reserve of $1,608,474 for specified tenants.  Upfront prepaid rent reserve of $1,996,078 for specified tenant.

Lockbox:

Hard

Prepayment

:

Defeasance is not permitted. Prepayment with penalty permitted on any monthly payment date up to four months prior to Maturity Date upon release of any individual building.  Prepayment without penalty permitted four months prior to Maturity Date.

Partial Release:

Yes

B Note:

$55,000,000 B Note held by an insurance company. B Note holder receives payments of interest after A Note holder.  Prior to event of default, B Note holder receives any voluntary prepayments on a pari-passu, pro-rata basis with A Note holder.  Following event of default, the B Note holder receives no principal payments until the principal amount of the A Note has been paid in full.

Future Mezzanine Debt:

Right to incur up to $20,000,000 co-terminus mezzanine debt on or after 2/11/2007 subject to certain conditions including combined DSCR (including mezzanine debt) not less than 1.25x, combined LTV no greater than 80%,

and subject to an intercreditor agreement which complies with rating agency guidelines.

23

Significant Mortgage Loans

___________________________

1.

Calculated based on underwritten net cashflow and interest-only payments based on interest rate of  4.9625%  calculated on actual/360 day basis and without regard to the B Note.

Significant Mortgage Loans

Significant Mortgage Loans

Summit Hotel Portfolio

Shadow Rating

(1)

:

BBB

-

/NR

Purpose:

Refinance

Cut

-

Off Date Balance:

$87,580,808

Loan Per Room:

$42,147

Interest Rate:

5.4025%

Maturity Date:

1/11/2012

Term to Maturity:

7 years

Amortization:

25 years

Sponsor:

Summit Hotels Properties, LLC

Property:

27 hotels containing an aggregate of 2,078 rooms located in 12 states

Property Manager:

The Summit Group, Inc.

Location:

Idaho (5 properties), Kansas (5 properties), Colorado (4 properties), Louisiana (3 properties), Washington (2 properties), West Virginia (2 properties), Arkansas (1 property), Georgia (1 property), Tennessee (1 property), Texas (1 property), Utah (1 property), and Oregon (1 property)

Year Built:

1992-2004

Occupancy

(2)

:

70.4

%

ADR

(2

)

:

$

7

6.31

RevPAR

(

2

)

:

$

5

3.62

24

___________________________

1.

Fitch has indicated to the depositor that the loan proceeds are expected to contribute AAA through BBB- cashflows to the LB-UBS 2005-C2 Trust.

2.

Weighted average for twelve months ending 12/31/2004 based on allocated loan amount.

Significant Mortgage Loans

Significant Mortgage Loans

Summit Hotel Portfolio

(cont.)

Appraised Value

(1)

:

$128,700,000 (as of 11/15/2004 - 12/2/2004)

Cut

-

off Date

LTV:

68.1

%

U/W NCF

(

2

)

:

$11,

421

,

451

Cut

-

off Date U/W DSCR

(

3

)

:

1.78

x

Ownership Interest:

Fee

Reserves:

Ongoing

for

taxes, insurance and FF&E.

Upfront required repair reserve of $50,000.

Lockbox:

Hard

Prepayment:

Defeasance permitted beginning two years after securitization. Prepayment without penalty permitted six months prior to Maturity Date.

Release of Properties:

Yes

Substitution of Properties:

Permitted up to 25% of the original principal amount.

25

___________________________

1.

Aggregate of the appraised values of the 27 properties securing the loan.

2.

Reflects in-place underwritten net cashflow. Projected underwritten net cashflow based on assumption of increase in weighted average ADR and weighted average occupancy is $12,550,583.

3.

Calculated based on in-place underwritten net cashflow and annual debt constant of 7.299%.  Underwritten DSCR based on projected underwritten net cashflow is 1.95x.

Significant Mortgage Loans

Summit Hotel Portfolio (cont.)

Summit Hotel Portfolio

Information

:

26

Property

City

State

# Rooms

Average Occupancy

(1)

ADR

(1)

RevPar

(1)

Appraised Values

Fairfield Inn Bellevue

Bellevue

WA

144

66.4%

$107.27

$71.19

$15,300,000

Fairfield Inn Denver

Denver

CO

161

74.2

70.36

52.21

9,500,000

Hampton Inn Medford

Medford

OR

75

83.6

81.43

68.08

6,600,000

Homewood Suites Overland Park

Overland Park

KS

92

74.0

82.92

61.36

6,400,000

Hampton Inn Twin Falls

Twin Falls

ID

75

46.8

85.18

39.88

7,000,000

Holiday Inn Express Hotel & Suites Twin Falls

Twin Falls

ID

59

76.6

80.96

61.98

5,500,000

Fairfield Inn Spokane

Spokane

WA

86

68.8

69.74

47.98

5,400,000

Country Inn & Suites Charleston

Charleston

WV

64

81.6

69.57

56.76

5,000,000

Comfort Inn Twin Falls

Twin Falls

ID

52

82.0

73.88

60.61

4,800,000

Hampton Inn Boise

Boise

ID

64

79.0

77.90

61.54

4,800,000

Towneplace Suites Baton Rouge

Baton Rouge

LA

90

69.3

57.90

40.14

4,600,000

Springhill Suites Little Rock

Little Rock

AR

78

70.7

73.63

52.06

4,600,000

Fairfield Inn Boise

Boise

ID

63

79.2

70.14

55.58

4,500,000

Comfort Suites Charleston

Charleston

WV

67

77.2

66.51

51.37

4,500,000

Springhill Suites Lithia Springs

Lithia Springs

GA

78

69.6

70.17

48.83

4,400,000

Hampton Inn Fort Collins

Fort Collins

CO

75

68.2

76.11

51.90

4,300,000

Springhill Suites Nashville

Nashville

TN

78

70.1

72.27

50.70

4,100,000

Springhill Suites Baton Rouge

Baton Rouge

LA

78

66.3

72.47

48.03

3,600,000

Fairfield Inn Salina

Salina

KS

63

62.8

61.81

38.84

3,400,000

Hampton Inn Provo

Provo

UT

87

59.4

59.70

35.48

3,300,000

Fairfield Inn Baton Rouge

Baton Rouge

LA

79

69.2

64.75

44.78

3,100,000

Comfort Inn Salina

Salina

KS

60

73.1

61.05

44.61

2,900,000

Holiday Inn Express Hotel & Suites Emporia

Emporia

KS

58

64.5

73.86

47.67

2,900,000

Fairfield Inn Emporia

Emporia

KS

57

57.1

62.45

35.66

2,200,000

Comfort Suites Fort Worth

Fort Worth

TX

70

59.1

64.91

38.39

1,900,000

Comfort Suites Lakewood

Lakewood

CO

62

59.6

64.18

38.24

1,900,000

Fairfield Inn Lakewood

Lakewood

CO

63

63.7

64.02

40.80

2,200,000

Total/Weighted Average

(2)

2,078

70.4%

$76.31

$53.62

$128,700,000

___________________________

1.

For twelve months ending December 31, 2004

2.

Weighted average occupancy, ADR and RevPar are weighted based on respective individual property statistic and allocated loan amount.

Significant Mortgage Loans

Significant Mortgage Loans

Lakeside Commons

Shadow Rating

(1)

:

BBB

/

Baa

2

Purpose:

Acquisition

Cut

-

Off Date Balance

:

$4

6,5

00,000

Loan Per Square Foot:

$9

1

Interest Rate:

5.

63

0

%

Maturity Date:

4

/11/201

5

Term to Maturity:

10 years

Amortization:

Interest Only

Sponsor:

Governmental Pension Fund

Property:

Class A office complex comprised of two buildings with an aggregate of 513,677 square feet of net rentable area and 1,681 parking spaces

Property Manager:

Boss Management, LLC

Location:

Atlanta, GA

Year Built:

1986 (One Lakeside Commons); 1997 (Two Lakeside Commons)

Occupancy:

86

.9

%

(

as of

1/1/2005

)

Major Tenants

(3)

:

Tenant

Square Feet

Approx. % of

Base Rent

Rent PSF

(4)

Lease End Date

Ratings

S&P/Moody’s

(5)

Empire HealthChoice

106,965

12.3%

$33.94

12/31/2015

A/NR

VNU Mar

keting

Information Services, Inc.

101,720

11.8%

$34.02

1/31/2006

(6)

NR

Martha Stewart Living

92,649

10.1%

$31.92

4/30/2010

(

7

)

NR

New York University

102,214

7.8%

$22.32

9/15/2006

(8

)

AAA/Aa1

Michael Kors (USA), Inc.

60,219

6.9%

$33.95

11/30/2013

(9)

[N

R]

27

___________________________

1.

Fitch and Moody’s have indicated to the depositor that the loan proceeds are expected to contribute AAA/Aaa through BBB/Baa2 cashflows to the LB-UBS 2005-C2 Trust.

Significant Mortgage Loans

Significant Mortgage Loans

Lakeside Commons

(cont.)

Major Tenants

(1

)

:

Tenant

Square Feet

Approx. % of

Base Rent

(2)

Rent PSF

(

3

)

Lease End Date

Ratings

Fitch/Moody’s

(4)

Porsche

Cars of North America, Inc.

55,172

13.5

%

$24.6

7

2/1/2010

NR

Argosy University

33,615

7.3

%

$22.

00

1/3

1

/2015

NR

Banc Mortgage

30,850

7.2

%

$23.50

10/1/2006

(

5

)

A+/

Aa3

AFC Enterprises

23,464

6.3

%

$27.03

3/1/2006

NR/

B

2

UNUM

Life Insurance Company of America

23,455

5.1

%

$22.00

11/1/2008

A

-

/

Baa1

Rollover Schedule:

28

Year

Approximate Expiring

Square Feet

As % of Total

Square Feet

Cumulative % of Total

Square Feet

Approximate Expiring Base

Revenues

(6)

As % of Total Base

Revenues

(6)

Cumulative % of Total

Base Revenues

(6)

2005

14,450

2.8%

2.8%

$376,309

3.7

3.7%

2006

81,871

15.9

18.8%

1,947,170

19.3

23.1%

2007

34,898

6.8

25.5%

849,503

8.4

31.5%

2008

77,540

15.1

40.6%

1,723,146

17.1

48.6%

2009

32,369

6.3

46.9%

722,236

7.2

55.8%

2010

93,120

18.1

65.1%

2,205,276

21.9

77.7%

2011

6,687

1.3

66.4%

141,229

1.4

79.1%

2012

0

0.0

66.4%

0

0.0

79.1%

2013

23,419

4.6

70.9%

526,928

5.2

84.4%

2014

36,818

7.2

78.1%

758,252

7.5

91.9%

2015 and beyond

45,151

8.8

86.9%

815,430

8.1

100.0%

Vacant

67,354

13.1

100.0%

-

     -

-

Total

513,677

100.0%

$10,065,480

100.0%

___________________________

1.

Ranked by approximate percentage of total in-place underwritten base rent.

2.

The percentages of total base rents are based on in-place underwritten base rental revenues.

3.

Reflects in-place base rent.

4.

Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease.

5.

4,756 square feet of Banc Mortgage space expires on 9/1/2010.

6.

Based on in-place underwritten base rental revenues.

Significant Mortgage Loans

Significant Mortgage Loans

Lakeside Commons

(cont.)

Appraised Value

:

$80,400,000 (as of 3/1/2005)

Cut-Off Date LTV:

57.8

%

U/W NCF

(1

)

:

$

5,512,016

Cut-Off Date U/W DSCR

(2)

:

2.

08

x

Ownership Interest:

Fee

Reserves

:

Springing reserves for taxes, CapEx and TI/LCs upon event of default or DSCR less than 1.40x.

Insurance reserves not required as long as the property is covered under Sponsor’s blanket insurance policy.

Lockbox:

Hard

Prepayment/Defeasance

:

Defeasance beginning two years after securitization.  Prepayment without penalty permitted three months prior to Maturity Date.

Partial Release:

None

29

Significant Mortgage Loans

___________________________

1.

Reflects in-place underwritten net cashflow. Projected underwritten net cashflow based on certain lease-up assumptions applied to vacant square feet is $5,963,973.

2.

Calculated based on in-place underwritten net cashflow and interest only payments based on interest rate of 5.630% calculated on actual/360 day basis.  Underwritten DSCR based on projected underwritten net cashflow is 2.25x.

Significant Mortgage Loans

Other Significant Mortgage Loans

Significant Mortgage Loans

___________________________

1.

Calculated based on underwritten net cashflow, and debt service constant or interest rate, as applicable.

2.

Calculated based on Cut-Off Date Balance and the related or estimated appraised value.

3.

The Lembi Portfolio is secured by four cross-collateralized and cross-defaulted mortgage loans on 16 multifamily and commercial properties.

Other Significant Mortgage Loan Characteristics

Name

Property Type

Cut

-

Off Date

Balance

Percent of Initial

Mortgage Pool

Balance

U/W

DSCR

(1)

LTV

(2)

The Woodbury

Office

Portfolio

II

Office

$

16

3,595

,000

8.

2

%

1.24

x

78.8

%

Civica Office

Commons

Office

11

3

,

5

00,000

5.

7

1.

52

79.6

Park 80 West

Office

100

,000,000

5.0

1.31

74.6

U

-

Store

-

It Portfolio III

Self

-

Storage

90,000,000

4.5

1.44

75.0

Lembi Portfolio

(3)

Multifamily

85,000,000

4.

3

1.2

1

72.1

The Woodbury

Office

Portfolio I

Office

6

3,50

0,000

3.2

1.5

0

7

4.4

T

otal/Weighted Average:

-

$

615,595,000

3

0.

9

%

1.35

x

76.3

%

30

Significant Mortgage Loans

The Woodbury Office Portfolio II

Purpose:

Acquisition

Cut

-

Off Date Balance:

$163,595,000

Loan Per Square Foot:

$155

Interest Rate:

5.320%

Maturity Date:

4/11/2012

Term to Maturity:

7 years

Amortization:

Interest only for the first three years, 30-year amortization thereafter

Sponsors:

Howard L. Parnes, James J. Houlihan, Craig Koenigsberg

Property:

22 building Class B Office/Flex portfolio containing 1,055,577 square feet

Location:

Woodbury, NY

Year Built / Year Renovated:

196

4

-

19

9

9

/ 199

1

-

200

3

and ongoing

Occupancy

(4)

:

95.

7% (as of 3/17

/2005)

Tenant

Square Feet

Approx. %

of

Occ. Base Rent

Rent PSF

(2)

Lease

End Date

Ratings

Fitch/Moody’s

Delta Funding Corporation

92,362

1

1.1

%

$26.55

   3/3

1/2008

NR

Titleserv Inc.

64,881

7.1%

$24.22

8/31/2011

NR

Cardholder Management Services LLC

65,850

6.4%

$21.25

1/31/2013

NR

CSC Holdings Inc.

75,800

5.0%

$14.58

   2/28/2011

(3)

BB

-

/B1

Major Tenants

(1)

:

Harman Kardon Inc.

60,000

4.2%

$15.24

1/31/2010

NR

Major Tenants

(1)

:

31

___________________________

1.

Major tenants shown are the top five tenants by square footage, ranked in descending order of Approximate % of Occupied Base Rent.

2.

Reflects in-place base rent.

3.

CSC Holdings Inc. subleases 25,000 square feet to North Shore University Hospital with a lease expiration of June 30, 2009.

4.

Calculated as a weighted average based on allocated loan balance.

Significant Mortgage Loans

Significant Mortgage Loans

Significant Mortgage Loans

The Woodbury Office Portfolio II (cont.)

Appraised Value

:

$207,600,000 (

as of

2/9/2005)

Cut

-

Off Date LTV:

78.8%

U/W NCF:

$13,505,492

Cut

-

Off Date U/W DSCR

(1)

:

1.24x

Ownership Interest:

Fee

Reserves:

Upfront reserves for taxes. On-going for taxes except for real estate taxes paid directly by tenants for which cash has been escrowed in an amount equal $280,023.  Upfront reserve for insurance with no ongoing collections. Upfront deferred maintenance reserve of $828,500.  In lieu of ongoing replacement reserves, certain principals of the borrower will guarantee payment of $350,000 towards replacement reserves.  In lieu of ongoing TI/LC reserves, certain principals of the borrower will guarantee payment of $2,000,000 towards
TI/LC reserves.  The TI/LC guarantee will be reduced to $1,000,000 if 50% of the Loan is repaid.

Lockbox:

Hard

Prepayment/Defeasance:

Yield Maintenance permitted 18 months after origination.  Prepayment without penalty permitted three months prior to Maturity Date.

Release of Pro

perties:

Yes

Mezzanine Financing:

$20,355,625 mezzanine financing which is co-terminus with the first mortgage and is subject to an intercreditor agreement that complies with rating agency guidelines.

32

___________________________

1.

Based on an actual debt constant of 6.68% commencing year four.

Significant Mortgage Loans

Civica Office Commons

Purpose:

Acquisition

Cut

-

Off Date Balance:

$1

13

,

5

00,000

Loan Per Square Foot:

$

3

71

Interest Rate:

5.5075

%

Maturity Date:

4

/11/201

5

Term to Maturity:

10 years

Amortization:

Interest Only

Sponsor:

Investcorp International, Inc.

Property:

Class A office complex comprised of two buildings with an aggregate of 305,835 square feet of net rentable area and a 5 1/2  level underground parking garage with 909 parking spaces.

Property Manager:

Schnitzer Northwest LLC

Location:

Bellevue,

Washington

Year Built:

2001

Occu

pancy

:

100.0% (as of 1/1/2005)

Major Tenants

(3)

:

Tenant

Square Feet

Approx. % of

Base Rent

Rent PSF

(4)

Lease End Date

Ratings

S&P/Moody’s

(5)

Empire HealthChoice

106,965

12.3%

$33.94

12/31/2015

A/NR

VNU Marketing

Info

rmation Services, Inc.

101,720

11.8%

$34.02

1/31/2006

(6)

NR

Martha Stewart Living

92,649

10.1%

$31.92

4/30/2010

(

7

)

NR

New York University

102,214

7.8%

$22.32

9/15/2006

(8

)

AAA/Aa1

Michael Kors (USA), Inc.

60,219

6.9%

$33.95

11/30/2013

(9)

[NR]

33

Significant Mortgage Loans

Significant Mortgage Loans

Civica Office Commons

(cont.)

Major Tenants

(1

)

:

Tenant

Square Feet

Approx. % of

Base Rent

(2)

Rent PSF

(3)

Lease End Date

Ratings

Fitch/Moody’s

(

4

)

Openwave Systems, Inc.

56,389

20.5%

$29.79

2/29/2008

(5

)

NR

W

ells Fargo

Bank, N.A.

51,626

16.4%

$2

6.13

3/31/2011

(6

)

AA/

Aaa

Waggener Edstrom

, Inc.

44,818

13.4%

$24.47

3/31/2011

(7

)

NR

Microsoft Corporation

39,354

11.9%

$24.87

2/28/2006

(7

)

NR

Morgan Stanley DW, Inc.

23,405

7.4%

$25.80

3/31/2011

(7

)

A

A

-

/

Aa3

Rollover Schedule:

34

Year

Approximate Expiring

Square Feet

As % of Total

Square Feet

Cumulative % of Total

Square Feet

Approximate Expiring Base

Revenues

(8)

As % of Total Base

Revenues

(8)

Cumulative % of Total

Base Revenues

(8)

2005

0

0.0%

0.0%

$0

0.0

0.0%

2006

62,351

20.4

20.4%

1,713,450

20.9

20.9%

2007

14,511

4.7

25.1%

313,052

3.8

24.7%

2008

81,131

26.5

51.7%

2,319,784

28.3

53.0%

2009

17,080

5.6

57.2%

525,381

6.4

59.4%

2010

0

0.0

57.2%

0

0.0

59.4%

2011

121,765

39.8

97.1%

3,108,473

37.9

97.3%

2012

0

0.0

97.1%

0

0.0

97.3%

2013

0

0.0

97.1%

0

0.0

97.3%

2014

0

0.0

97.1%

0

0.0

97.3%

2015 and beyond

8,997

2.9

100.0%

220,808

2.7

100.0%

Vacant

   0

  0.0

100.0%

-

     -

-

Total

305,835

100.0%

$8,200,948

100.0%

___________________________

1.

Ranked by approximate percentage of total  underwritten base rent.

2.

The percentages of total base rents are based on in-place underwritten base rental revenues.

3.

Reflects in-place base rent.

4.

Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease.

5.

Openwave Systems, Inc. subleases 49,131 square feet of its space.  Openwave Systems, Inc. remains fully obligated under the terms of its lease.

6.

Wells Fargo Bank, N.A.’s lease provides for three, five-year renewal options.

7.

Waggener Edstrom, Microsoft Corporation and Morgan Stanley Dean Witter, Inc.  leases each provide for two, five-year renewal options.

8.

Based on  underwritten base rental revenues.

Significant Mortgage Loans

Significant Mortgage Loans

Civica Office Commons

(cont.)

Appraised Value

:

$142,500,000 (as of 2/3/2005)

Cut-Off Date LTV:

79.6%

U/W NCF:

$9,660,996

Cut-Off Date U/W DSCR

(1)

:

1.

52

x

Ownership Interest:

Fee

Reserves:

On

-

going reserves for taxes, insurance and replacement reserves.  Upfront $553,300 TI/LC reserve.

Springing TI/LC reserve of $25,486 per month upon DSCR of 1.25x or less.

Lockbox:

Hard

Prepayment/Defeasance:

Defeasance beginning two years after securitization.  Prepayment without penalty permitted two months prior to Maturity Date.

Partial Release:

None

35

Significant Mortgage Loans

___________________________

1.

Calculated based on  underwritten net cashflow and interest-only payments based on interest rate of 5.5075% calculated on actual/360 day basis.

Significant Mortgage Loans

Park 80 West

Purpose:

Acquisition

Cut

-

Off Date Balance:

$1

0

0

,000,000

Loan Per Square Foot:

$204

Interest Rate:

5.5575

%

Maturity Date:

2/11/2015

Term to Maturity:

10 years, 1 month

Amortization:

Interest Only

Sponsor:

L&L Acquisitions, LLC and an affiliate of Lehman Brothers Holdings Inc.

Property:

Class A office complex comprised of two buildings with an aggregate of 490,000 square feet of net rentable area and 1,756 parking spaces

Property Manager:

L&L Park 80 Manager, LLC

Location:

Saddle Brook, NJ

Year Built

/ Year Renovated:

1969 and 1982 / 1985 and 1998 - 2004

Occupancy:

90.9

%

(

as of

1/1/2005

)

Major Tenants

(3)

:

Tenant

Square Feet

Approx. % of

Base Rent

Rent PSF

(4)

Lease End Date

Ratings

S&P/Moody’s

(5)

Empire HealthChoice

106,965

12.3%

$

33.94

12/31/2015

A/NR

VNU Marketing

Information Services, Inc.

101,720

11.8%

$34.02

1/31/2006

(6)

NR

Martha Stewart Living

92,649

10.1%

$31.92

4/30/2010

(

7

)

NR

New York University

102,214

7.8%

$22.32

9/15/2006

(8

)

AAA/Aa1

Michael Kors (USA), Inc.

60,2

19

6.9%

$33.95

11/30/2013

(9)

[NR]

36

Significant Mortgage Loans

Significant Mortgage Loans

Park 80 West

(cont.)

Major Tenants

(1

)

:

Tenant

Square Feet

Approx. % of

Base Rent

(2)

Rent PSF

(3)

Lease End Date

Ratings

Fitch/Moody’s

(4)

JBA Associates

, Inc.

40,571

9.9%

$29.92

11/30/2009

(5)

NR

Conopco

, Inc.

36,388

8.5%

$2

8.79

1/31/2008

(

6

)

A+/

A1

CB Richard Ellis

, Inc.

32,134

7.8%

$29.67

3/31/2014

(7

)

NR/

B

1

Catalina Marketing Co

rporation

26,777

6.5%

$30.00

7/31/2010

NR

New York Life Insurance Company

26,140

6.0%

$28.00

10/31/2012

(8

)

AAA/

Aa1

Rollover Schedule:

37

Year

Approximate Expiring

Square Feet

As % of Total

Square Feet

Cumulative % of Total

Square Feet

Approximate Expiring Base

Revenues

(9)

As % of Total Base

Revenues

(9)

Cumulative % of Total

Base Revenues

(9)

2005

33,835

   6.9%

6.9%

$860,215

   7.0%

7.0%

2006

72,346

14.8

21.7%

2,014,245

16.4

23.4%

2007

47,482

9.7

31.4%

1,277,789

10.4

33.8%

2008

64,335

13.1

44.5%

1,869,814

15.2

49.1%

2009

64,664

13.2

57.7%

1,811,481

14.8

63.8%

2010

67,994

13.9

71.6%

1,871,469

15.2

79.1%

2011

6,124

1.2

72.8%

183,720

1.5

80.6%

2012

46,575

9.5

82.3%

1,203,340

9.8

90.4%

2013

12,634

2.6

84.9%

379,020

3.1

93.5%

2014

26,777

5.5

90.4%

803,310

6.5

100.0%

2015 and beyond

2,803

0.6

90.9%

0

0.0

100.0%

Vacant

44,431

9.1

100.0%

-

     -

-

Total

490,000

100.0%

$12,274,402

100.0%

___________________________

1.

Ranked by approximate percentage of total in-place underwritten base rent.

2.

The percentages of total base rents are based on in-place underwritten base rental revenues.

3.

Reflects in-place base rent.

4.

Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease.

5.

227 square feet of the JBA Associates, Inc. space is storage space that expires 4/30/2009.

6.

2,519 square feet of the Conopco, Inc. space expires March 31, 2009.

7.

5,357 square feet of the CB Richard Ellis, Inc. space expires September 30, 2007.

8.

New York Life Insurance Company’s lease provides for one, five-year renewal option as well as a one-time termination right effective October 31, 2010 upon 12 months prior notice and payment of a termination fee of $493,920.

9.

Based on in-place underwritten base rental revenues.

Significant Mortgage Loans

Significant Mortgage Loans

Park 80 West

(cont.)

Appraised Value

:

$134,000,000 (as of 12/29/2004)

Cut-Off Date LTV:

74.

6

%

U/W NCF

(1

)

:

$7,354,805

Cut

-

Off Date

U/W DSCR

(

2

)

:

1.

31

x

Ownership Interest

(3)

:

Fee

Reserves

:

On

-

going reserves for taxes, insurance, ground rent and replacement reserves.  Upfront $2 million

TI/LC reserve.  Monthly TI/LC reserve of $46,296 from 2/2007 to maturity, except that from 2/11/2011 and thereafter, the monthly TI/LC reserve shall not be required during such times the property is 85%

occupied pursuant to leases with expiration dates no earlier than 2/11/2017.

Lockbox:

Hard

Prepayment/Defeasance:

Defeasance beginning two years after securitization.  Prepayment without penalty permitted three mo

nths prior to Maturity Date.

Partial Release:

None

38

Significant Mortgage Loans

___________________________

1.

Reflects in-place underwritten net cashflow. Projected underwritten net cashflow based on certain lease-up assumptions applied to vacant square feet is $8,219,936.

2.

Calculated based on in-place underwritten net cashflow and interest only payments based on interest rate of 5.5575% calculated on actual/360 day basis.  Underwritten DSCR based on projected underwritten net cashflow is 1.46x.

3.

A small portion of the property is subject to a ground lease expiring June 30, 2063.

Significant Mortgage Loans

Significant Mortgage Loans

U

-

Store

-

It Portfolio III

Purpose:

Refinance

Cut

-

Off Date Balance:

$90,000,000

Loan Per Uni

t:

$

7,7

40

Interest Rate:

5.

325

%

Maturity Date:

1

/11/20

1

1

Term to Maturity:

6.2 years

Amortization

(1):

27 years

Sponsor:

U

-

Store

-

It Trust

Property:

Portfolio of 18 self-storage facilities with an aggregate of 11,628 units containing approximately

1,289,696 square feet

Property Manager:

YSI Management LLC

Location:

Florida (4 properties), California (4 properties), New Jersey (2 properties), New York (1 property),

Maryland (1 property), Pennsylvania (1 property), Connecticut (2 properties), Louisiana (1 property),

Georgia (1 property) and Massachusetts (1 property)

Year Built:

1960’s - 2003

Occupancy

(2)

:

87.1% (TTM through 11/30/2004)

39

___________________________

1.

Interest only during first year.

2.

Weighted average based on allocated loan amounts.

Significant Mortgage Loans

Significant Mortgage Loans

___________________________

1.

Aggregate of the appraised values for the 18 properties securing the loan.

2.

Reflects in-place underwritten net cashflow. Projected underwritten net cashflow of $10,153,424 is based on an assumption of an increase in the weighted average occupancy and lower management fee.

3.

Calculated based on in-place underwritten net cashflow and annual debt constant of 6.990% commencing year two.  Underwritten DSCR based on projected underwritten net cashflow is 1.61x.

4.

One property is subject to a ground lease expiring 4/1/2008, with nine five-year renewal options thereafter.

U-Store-It Portfolio III

(cont.)

Appraised Value

(1)

:

$120,040,000 (as of 9/9/2004 through 9/28/2004)

Cut

-

Off Date LTV

:

75

.

0

%

U/W NCF

(2

)

:

$9,048,262

Cut

-

Off Date U/W DSCR

(

3

)

:

1.

4

4

x

Ownership Interest

(4)

:

Fee

Reserves:

On-going for ground rent, taxes and replacement reserves at $15,975 per month or following the release or substitution of a property, an amount based on $0.15 per square foot per annum. Insurance reserves not required so long as the properties are covered under the Sponsor’s blanket insurance policy.

Lockbox:

Springing

Prepayment/Defeasance:

Defeasance beginning two years after securitization.  Prepayment without penalty permitted three months prior to Maturity Date.

Release of Properties:

Yes

Substitution of Properties:

Permitted up to 33.3% of the original principal amount

40

Significant Mortgage Loans

Significant Mortgage Loans

___________________________

1.

The Lembi Portfolio consists of four cross-collateralized and cross-defaulted loans: Lembi Portfolio - Citi Properties I LLC ($51,627,000, eleven properties), Lembi Portfolio - Trophy Properties I  LLC
($13,886,000, three properties), Lembi Portfolio - Hermann Street LLC ($11,442,000, one property), Lembi Portfolio - Sutter Street Associates I ($8,045,000, one property).

2.

Calculated as a weighted average based on allocated loan balance, and includes commercial units.

Lembi Portfolio

(1)

Purpose:

Refinance

Cut

-

Off Date Balance:

$85,000,000

Loan Per Unit

(2)

:

$12

7,687

Interest Rate:

5.980%

Maturity Date:

03/11/2010

Term to Maturity:

5 years

Amortization:

Interest Only

Sponsors:

Frank E. Lembi, Walter R. Lembi, Olga Lembi Residual Trust, and David M. Raynal

Property:

The portfolio is comprised of four loans consisting of sixteen multifamily properties with commercial space.  There are a total of 680 units including 18 commercial units.  The multifamily unit mix is comprised of 454 studio units, 185 one-bedroom units, and 23 two-bedroom units.

Property Manager:

Self

-

managed by Borrowers

Location:

San Francisco, CA

Years Built:

From 1910 - 1938 with renovations as units turn over

Overall Occupancy

(2)

:

95.1% (as of 03/02/2005)

41

Significant Mortgage Loans

Significant Mortgage Loans

___________________________

1.

As of the Cut-Off Date and calculated as a weighted average based on allocated loan balances.

2.

Calculated as a weighted average and based on interest only payments based on an interest rate of 5.980%, calculated on an actual/360 basis.

3.

A non-consolidation opinion was not obtained for the Lembi Portfolio loan because the loan is fully recourse to the principals until certain conditions are satisfied.

4.

Multifamily and commercial rents are collected by the related borrowers. In the event of a sweep event, the rents are deposited into a lockbox account pledged to the lender which was established at closing.

Lembi Portfolio (cont.)

Appraised Value:

$118,100,000 (as of 03/01/2005)

Cut

-

Off Date LTV

(1)

:

72.1

%

U/W NCF:

$6,228,652

Cut

-

Off Date U/W DSCR

(1)(2)

:

1.21x

Ownership Interest:

Fee

Release of Properties:

Yes

Reserves:

On-going for taxes, insurance, and CapEx.

Lockbox:

Soft

(4)

Prepayment/Defeasance:

Defeasance beginning two years after securitization.  Prepayment without penalty allowed 90 days prior to

Maturity Date.

Mezzanine Debt:

$14,000,000 full

-

recourse mezzanine financing which is co-terminus with the first mortgage and is subject to an intercreditor agreement that complies with rating agency guidelines.

Recourse

(3)

:

The loans are initially 100% full recourse to the borrower and its sponsors. Combined with the mezzanine debt of $14,000,000, the total loan amount is $99,000,000. The recourse on $79,750,000 of the loans is to be released when the entire $99,000,000 (first mortgage and mezzanine) loan amount achieves a debt service coverage ratio of at least 1.20x based on the trailing 12-month underwritten net cash flow, a 30-

year amortization schedule and the actual interest rate (standard carveouts thereafter). $5,250,000 of the first mortgage loan is full recourse throughout the term of the loan.

42

Significant Mortgage Loans

The Woodbury Office Portfolio I

Purpose:

Acquisition

Cut

-

Off Date Balance:

$63,500,000

Loan Per Square Foot:

$136

Interest Rate:

5.270%

Maturity Date:

4/11/2010

Term to Maturity:

5 years

Amortization:

Interest only

Sponsors:

Howard L. Parnes, James J. Houlihan, Craig Koenigsberg

Property:

10 building Class B Office portfolio containing 465,997 square feet

Location:

Woodbury, NY

Year Built

/ Year Renovated

:

1966 - 1984 / 1990 - 2004 and ongoing

Occupancy

(1)

:

9

3.9

% (

as of

3/17/2005)

Tenant

Square Feet

Approx. % of

Occ. Base Rent

Rent PSF

(3

)

Lease

End Date

Ratings

Fitch/Moody’s

CSC Holdings Inc.

116,250

1

8

.0

%

$15.00

   6/30/2009

BB

-

/B1

Goldring International Inc.

45,465

11.3%

$24.09

   1/31/2010

(

4)

NR

Bankers Life Insurance

    Company of New York

26,338

7.8%

$28.60

8/31/2007

NR

Xerox Corporation

25,420

6.2%

$23.76

11/30/2009

BB/Ba2

Major Tena

nts

(2)

:

Polar Electro Inc.

(5)

25,000

3.3%

$12.84

8/31/2009

NR

43

___________________________

1.

Calculated as a weighted average based on allocated loan balances

2.

Major tenants shown are the top five tenants by square footage, ranked in descending order of Approximate % of Occupied Base Rent.

3.

Reflects in-place base rent.

4.

Goldring International Inc. has 35,000 square feet expiring on January 31, 2010  with an additional 10,465 square feet expiring on May 31, 2010.

5.

Polar Electro Inc. leases 25,000 square feet (100% of the 370 Crossways Park Drive property) but is currently not in occupancy.  The tenant continues to pay rent and certain principals of the borrower have master leased the space at the current in-place rent for a term expiring on the maturity date of the mortgage loan.

Significant Mortgage Loans

Significant Mortgage Loans

Significant Mortgage Loans

The Woodbury Office Portfolio I (cont.)

Appraised Value

:

$85,350,000 (as of 2/9/2005)

Cut

-

Off Date LTV:

74.4%

U/W NCF:

$5,081,902

Cut

-

Off Date U/W DSCR

(1)

:

1.50x

Ownership Interest:

Fee

Reserves:

Upfront reserves for taxes. On-going reserves for taxes.  Upfront reserve for insurance with no ongoing collections. Upfront deferred maintenance reserve of $243,000.  In lieu of ongoing replacement reserves,

certain principals of the borrower will guarantee payment of $150,000 towards replacement reserves. In lieu of ongoing TI/LC reserves, certain principals of the borrower will guarantee payment of $1,000,000 towards

TI/LC reserves.  The TI/LC guarantee will be reduced to $500,000 if 50% of the Loan is repaid.

Lockbox:

Hard

Prepayment/Defeasance:

Yield Maintenance permitted 18 months after origination.  Prepayment without penalty permitted three months prior to Maturity Date.

Release of Properties:

Yes

Mezzanine Debt:

$8,031,250 mezzanine financing

which is co

-

terminus with the first mortgage and is subject to an

intercreditor agreement that complies with rating agency guidelines.

44

___________________________

1.

Based on interest only payments based on an interest rate of 5.270%, calculated on an actual/360 basis.

Significant Mortgage Loans

Top Ten Loans

Top Ten Loan Characteristics

Name

Property Type

Number of

Properties

Cut

-

Off Date

Balance

Percent of Initial

Mortgage Pool

Balance

U/W

DSCR

LTV

Fitch/

Moody’s

909 Third Avenue

Office

1

$

225,000,000

11.3

%

1.

35

x

59.2

%

BBB

-

/

Baa3

The Woodbury

Office

Portfolio II

Office

22

16

3,595

,000

8.

2

1.2

4

78.

8

NR

Macquarie DDR Portfolio II (A-1 Note)

Anchored Retail

8

157,250,000

7.

9

2.32

62.

2

BBB

-

/Baa3

Bay Colony Corporate Center

(A Note)

Office

4

145,000,000

7.

3

2.51

52.5

A

-

/Baa3

Civica Office Commons

Office

1

113,

5

00,000

5.

7

1.

52

79.6

NR

Park 80 West

Office

1

100,000,000

5.0

1.31

74.6

NR

U

-

Store

-

It Portfolio II

I

Self

-

Storage

18

90,000,000

4.5

1.44

75.0

NR

Summit Hotel Portfolio

Hotel

27

87,580,808

4.4

1.78

68.1

BBB

-

/NR

Lembi Portfolio

(1)

Multifamily

16

85,000,0

00

4.

3

1.2

1

72.1

NR

The Woodbury Office Portfolio

I

Office

1

0

6

3,50

0,000

3.2

1.

5

0

74

.

4

NR

Total/Weighted Average:

-

108

$

1,2

30

,

4

25

,

808

6

1.7

%

1.64

x

68.0

%

-

45

___________________________

1.

The Lembi Portfolio consists of four cross-collateralized and cross-defaulted mortgage loans secured by 16 multifamily and commercial properties.

Significant Mortgage Loans

Summary Points

Summary Points

Weighted average DSCR of 1.56x; weighted average Cut-Off Date LTV of 70.3%

The Significant Mortgage Loans discussed in this presentation have a weighted average DSCR of 1.66x and a weighted average Cut-Off Date LTV of 67.6% and collectively represent 65.5% of the initial mortgage pool balance.
The ten largest loans represent 61.7% of the initial mortgage pool balance.

Office, Regional Mall, Multifamily(1), Anchored Retail, Industrial/Warehouse and Investment Grade Loans comprise
89.3% of the initial mortgage pool balance

Geographically diversified with properties located in 32 states

Excluding the Investment Grade Loans, 99.7% of the loans have ongoing reserves for taxes or an investment grade tenant that is permitted to pay taxes directly; 87.2% of the loans have ongoing reserves for insurance or an investment grade tenant that is permitted to maintain insurance or self-insure; and 99.4% of the loans have ongoing reserves for replacements

97.6% of the initial mortgage pool balance have cash management systems

Established relationship between Lehman Brothers and UBS Investment Bank—this transaction marks the 31th overall transaction between Lehman Brothers and UBS Investment Bank since early 2000

___________________________

1.

Multifamily component includes MHP properties representing 0.4% of the aggregate pool.

46

Investor Reporting

Investor Reporting

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information.  Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee.  The following is a list of all the reports that will be available to
Certificateholders:

Investor Reporting

Name of Report

Description (information provided)

1

Distribution Date Statements

Principal and interest distributions, principal balances

2

Mortgage Loan Status Report

Portfolio stratifications

3

Comparative Financial Status Report

Revenue, NOI, DSCR t

o the extent available

4

Delinquent Loan Status Report

Listing of delinquent Mortgage Loans

5

Historical Loan Modification & Corrected Mortgage Loan Report

Information on modified Mortgage Loans

6

Historical Liquidation Report

Net liquidation proceeds a

nd realized losses

7

REO Status Report

NOI and value of REO

8

Servicer Watch List

Listing of loans in jeopardy of becoming specially serviced

9

Loan Payoff Notification Report

Listing of loans that have given notice of intent to payoff

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Timeline

Timeline

Timeline

Date

Event

Week of

March 28, 2005

Structural & Collateral Term Sheets Available/

Road Shows/ Investor Calls

Week of

April

4

, 2005

Preliminary Prospectus Supplement Available/ Presale

Reports Available on Rating Agency Websites/Pricing

Week of

April 18, 2005

Closing

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